Filed pursuant to Rule 497(a)

File No. 333-238518

Rule 482ad

Apollo Investment Corporation

Prices Public Offering of $125 Million 4.500% Unsecured Notes Due 2026

New York, NY – July 9, 2021 – Apollo Investment Corporation (NASDAQ: AINV) (the “Company”) announced today that it has priced an underwritten public offering of $125 million in aggregate principal amount of 4.500% notes due 2026 (the “Notes”). The Notes will mature on July 16, 2026 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 4.500% per year payable semi-annually on January 16 and July 16 of each year, with the first interest payment due on January 16, 2022.

BofA Securities, Inc. is acting as sole book-running manager. Goldman Sachs & Co. LLC and MUFG are acting as joint lead managers for this offering. Apollo Global Securities, Barclays, BMO Capital Markets, Citigroup, Credit Suisse, Deutsche Bank, Keefe, Bruyette & Woods, A Stifel Company, Mizuho Securities, Natixis, RBC Capital Markets, Santander and Truist Securities are acting as co-managers in this offering. The offering is expected to close on July 16, 2021, subject to customary closing conditions.

The Company expects to use the net proceeds of the offering to repay certain outstanding indebtedness under its senior secured revolving credit facility (the “Senior Secured Facility”). The Company may reborrow under the Senior Secured Facility for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated July 9, 2021 and the accompanying prospectus dated July 17, 2020, each of which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained by calling BofA Securities, Inc. toll-free at 1-800-294-1322 or emailing dg.prospectus_requests@bofa.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Apollo Investment Corporation

Apollo Investment Corporation (NASDAQ: AINV) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in various forms of debt investments, including secured and unsecured debt, loan investments, and/or equity in private middle-market companies. The Company may also invest in the securities of public companies and structured products and other investments such as collateralized loan obligations and credit-linked notes. The Company seeks to provide private financing solutions for private companies that do not have access to the more traditional providers of credit. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, Inc., a high-growth, global alternative asset manager with approximately $461 billion of assets under management as of March 31, 2021. For more information, please visit www.apolloic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; our contractual arrangements and relationships with third parties; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Statements regarding the following subjects, among others, may be forward-looking: macro- and micro-economic impact of the COVID-19 pandemic; the severity and duration of the COVID-19 pandemic; actions taken by governmental authorities to contain the COVID-19 pandemic or treat its impact; the impact of the COVID-19 pandemic on our financial condition, results of operations, liquidity and capital resources; the return on equity; the yield on investments; the ability to borrow to finance assets; new strategic initiatives; the ability to reposition the investment portfolio; the market outlook; future investment activity; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

For additional information about the COVID-19 pandemic and its potential impact on the Company’s results of operations and financial condition, please refer to the COVID-19 Developments section and additional disclosure in our Form 10-K for the period ended March 31, 2021.

Contact

Elizabeth Besen

Investor Relations Manager

Apollo Investment Corporation

(212) 822-0625

ebesen@apollo.com